STEWARD FUNDS, INC.

on behalf of its series

Steward Covered Call Income Fund

(the “Fund”)

Supplement dated January 17, 2024 to the Currently Effective Prospectus and Statement of Additional Information dated August 28, 2023

This Supplement reports the following changes to information in the Fund’s Prospectus and Statement of Additional Information dated August 28, 2023.

The Board of Directors (the “Board”) of Steward Funds, Inc. (“SFI”) has approved a change in the distribution policy for Steward Covered Call Income Fund (the “Fund”). Beginning with the Fund’s January 2024 distribution, the Fund will pay a monthly dividend distribution, which may consist of net investment income and/or short-term capital gains. The Fund will continue to pay long-term capital gains, if any, at least annually, generally in December. Previously, the Fund paid a quarterly dividend distribution consisting of any net investment income and paid capital gains (including both long-term capital gains and short-term capital gains), if any, at least annually, generally in December.

The change in distribution policy will not affect the form(s) in which shareholders currently receive regular dividend distributions and annual long-term capital gains distributions from the Fund, whether in cash and/or in additional Fund shares. For example, if a shareholder currently receives quarterly dividend distributions in the form of additional Fund shares and receives annual long-term capital gains distributions in the form of cash, such shareholder will receive the monthly dividend distributions in the form of additional Fund shares and the annual long-term capital gains distribution, if any, in the form of cash.

Please retain this Supplement for future reference.

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